SUPPLEMENT TO THE FIDELITY EXPORT FUND OCTOBER 18, 1996
PROSPECTUS
   Effective May 1, 1997, the name of Fidelity Export Fund will be changed to Fidelity Export and Multinational Fund and the investment policies of the fund will be changed as described below. The investment objective of the Fund will remain the same.
The following information replaces similar information found on the cover page:
Export and Multinational Fund is a growth fund. It seeks to increase the value of your investment over the long term by investing mainly in equity securities of U.S. companies that are expected to benefit from exporting or selling their goods or services outside the U.S.
The following information replaces similar information found in "The Fund at a Glance" on page 3:
    STRATEGY:    Invests mainly in equity securities of U.S. companies that are expected to benefit from exporting or selling their goods or services outside the U.S.
The following information replaces similar information found in "Who May Want to Invest" on page 3:
This non-diversified fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who believe that companies which are expected to benefit from exporting or selling their goods or services outside the U.S. have greater growth potential than other companies. This strategy can lead to investments in smaller, less well-known companies and industry focused companies that may be sensitive to foreign economic and political conditions.
The following information replaces similar information found in "The Fund's Investment Approach" on page 9:
The fund seeks long-term growth of capital by investing mainly in equity securities of U.S. companies that are expected to benefit from exporting or selling their goods or services outside the U.S. (export and multinational companies). FMR normally invests at least 65% of the fund's total assets in these securities.
FMR defines export companies to include companies that:
(small solid bullet) derive, or FMR anticipates will derive, 10% or more of their annual revenues from sales of exported goods or services; or
(small solid bullet) engage in export-related businesses, such as export trading or export management companies.
FMR defines multinational companies to include companies that:
(small solid bullet) derive a substantial portion of their revenues or profits from foreign operations, or that have a substantial portion of their assets abroad.
U.S. export and multinational companies may be well positioned for growth because they often offer products or services that are unique, of higher quality, or less expensive than comparable products or services. Export companies tend to have smaller capitalizations than the average S&P 500 company. Although the stocks of these smaller capitalization companies may lead to greater growth opportunities, they involve greater risk and are generally more volatile than investments in large capitalization companies. Multinational companies include larger companies that conduct their foreign operations through local affiliates or subsidiaries.
The strength and stability of the export companies' and multinational companies' foreign markets are a significant factor for the fund. Foreign political, economic, and currency changes may dramatically affect demand for products, and hence affect the fund's performance.
The Board of Trustees of Fidelity Export Fund has authorized the adoption of a redemption fee of 0.75% of the amount redeemed on shares held less than 90 days. The fee is applicable to those shares purchased on or after February 1, 1997.
The following information replaces the corresponding section under "Expenses" on page 4:
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. Lower sales charges may be available for accounts over $250,000. See "Transaction Details," pages 23 to 26, for an explanation of how and when these charges apply.
Maximum sales charge on purchases                             3.00
(as a % of offering price)                                    %

Maximum sales charge on reinvested distributions              None

Deferred sales charge on redemptions                          None

Exchange fee                                                  None

Redemption fee on shares held less than 90 days for shares    0.75
purchased on or after February 1, 1997                        %

Annual account maintenance fee (for accounts under $2,500)    $12.0
                                                              0

The following information replaces that found in the section entitled "FMR and Its Affiliates" on page 8:
Jason Weiner is manager of Export, which he has managed since January 1997. Previously, he managed other Fidelity funds. Since joining Fidelity in 1991, Mr. Weiner has worked as an analyst and manager.
The following information replaces similar information found in "How to Buy Shares" on page 16:
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $250
Through regular investment plans* $100
MINIMUM BALANCE $2,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE 20.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details. The following information replaces similar information found in "How to Sell Shares" on page 18:
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
The following information supplements information in the section entitled "Transaction Details" beginning on page 23:
THE REDEMPTION FEE, if applicable, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If shares you are redeeming were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining whether the fee applies.
The following information replaces similar information found in "Transaction Details" on page 25:
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
The following information replaces similar information found on page 28:
8. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.